Exhibit 99.10


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
October, 1996

Scheduled Maturity                                      12/15/99


Coupon                                                   5.5850%


Excess Protection Level
   3 Month Average   6.28%
     October, 1996   6.26%
     September, 1996   6.18%
     August, 1996   6.40%



Cash Yield                                              18.24%


Investor Charge Offs                                     3.71%


Base Rate                                                8.27%


Over 35 Day Delinquency                                  4.81%


Seller's Interest                                       21.94%


Total Payment Rate                                      10.45%


Total Principal Balance                                $8,198,525,378.32


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,798,525,378.27